THE PARNASSUS INCOME FUND
SEMIANNUAL REPORT
JUNE 30, 1997


                                                         July 28, 1997



Dear Shareholder:

     Here is your semiannual report covering the first half of 1997. Below you'll find an analysis of each portfolio. As the portfolio manager for the Balanced and the Fixed-Income Portfolios, I wrote those sections. As portfolio manager for the California Tax-Exempt Portfolio, David Pogran wrote that report.



                               BALANCED PORTFOLIO

     As of June 30, 1997, the net asset value per share (NAV) of the Balanced Portfolio was $19.18. Taking into account dividends paid, the total return for the first six months of the year was 5.66%. This compares to a total return of 10.21% for the average balanced fund according to Lipper Analytical Services. Below is a table summarizing average annual total returns for the one and three-year periods and for the life of the Portfolio.

          ----------------------------------------------------------------
                                                  Average Annual
               Balanced Portfolio                  Total Return
          ----------------------------------------------------------------

               One Year                                9.92%
               Three Years                            15.68%
               Since Inception 9/1/92                 12.50%
          ----------------------------------------------------------------

               Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.



     The reason the Balanced Portfolio underperformed for the last six months is because we're more income-oriented than the average balanced fund. All of our stocks pay a healthy dividend and the Portfolio has a good yield. Our 30-day SEC yield for June was 4.32% which is higher than the average balanced fund. The reason we have this higher yield is because our stocks pay higher dividends and to get these higher dividend-paying stocks, we invest in a relatively high portion of utility stocks. (See portfolio for more details.)

     Unfortunately, utility stocks have not done very well these past six months. The Dow Jones Utility Average had a total return (including reinvested dividends) of 0.00% for the last six months. In other words, the return was completely flat. What was gained in dividends was lost in lower stock prices.

     In my view, there are two reasons for this phenomenon. First, interest rates increased a bit over the last six months and as interest rates go up, utility prices usually go down. Second, utilities are undergoing a period of deregulation and this brings competition and uncertainty.

     In contrast to utility stocks with no total return, the S&P 500 increased by 20.62% for the year-to-date. This means that most balanced portfolios had better returns than we did because they had fewer utility stocks and more of the S&P 500 stocks in their portfolios.

     Given this situation, what should our investment strategy be? Because of our stated investment objective, we need to keep an income orientation with the Portfolio. However, I think we could still be true to our investment objective by reducing the yield somewhat in favor of achieving more total return through more growth in principal. One way of doing this might be to reduce the percentage of utilities in our portfolio and invest in stocks with a lower dividend, but better prospects for growth.

     One difficulty with this strategy, though, is that stocks in general as measured by the S&P 500 may be somewhat overvalued while utilities as measured by the Dow Jones Utility Average may be somewhat undervalued. There might be a correction to the S&P 500 while utility stocks might go up somewhat. If this were to happen, we would be leaping out of utilities at just the wrong time and investing in S&P stocks just as they stop going up and start going down. Given this situation, any change in strategy has to be executed carefully.

     Since preservation of capital is an important objective with the Balanced Portfolio, it's important to try and defend against any sharp downdrafts. Had the market plummeted over the past six months, we probably would have outperformed the S&P 500 instead of underperforming. In any case, a 5.66% total return for six months is not too bad, but it's just not as good as the soaring stock market. Over the next six months, though, I do plan to move some assets out of utilities and into some growth-type stocks, but still keep the conservative income-nature of the Portfolio intact. Our yield may drop a bit, but total return potential should increase.


INDIVIDUAL ISSUES
     Overall, our individual equity issues did reasonably well. Only two stocks dropped more than 10% while five issues increased by more than 10%. John Harland was the biggest loser of the period, dropping 30.9% as it went from $33.00 to $22.81. John Harland is in the check-printing and financial services business and the company has recently undergone a restructuring as it closes 20 check-printing facilities and moves their operation to other plants. Unfortunately, costs are not yet under control and this hurt the stock. The company also reduced the dividend yield from 3.2% to 1.4% to save cash and use it for business expansion. This also contributed to the downward pressure on the stock. We plan to continue holding the stock since we expect future performance to improve and the stock should follow.

     LG&E Energy dropped 10.0% during the period, going from $24.50 to $22.06. This Kentucky-based utility acquired KU Energy in May and the stock dropped after the merger announcement because the transaction will reduce earnings for the first year. Longer-term, the merger appears more positive because the combined company will have more customers and will save on operating costs through consolidation.

     The Heinz Corporation made the biggest gain for the year-to-date as its stock climbed 29.0% as it increased from $35.75 to $46.13. This Pittsburgh-based food company went through a restructuring that included selling underperforming assets, closing plants and reorganizing its divisions. Investors applauded the move by bidding up the stock price in anticipation of lower costs and higher earnings.

     Another winner was the Sun Corporation which saw its stock increase 27.2%, going from $24.38 to $31.00. Like Heinz, Sun went through a restructuring that involved cost-cutting at its refineries. Earnings increased and so did the stock.

     Cilcorp, an Illinois-based electric utility, had a stock price increase of 12.5% as its shares moved from $36.63 to $41.19. The company is a low cost producer and with deregulation coming, Cilcorp should be able to expand its customer base and its earnings.

     Energen, a holding company with a natural gas utility and an energy exploration and production subsidiary, had an 11.4% gain in share price, increasing from $30.25 to $33.69. During the latest quarter, earnings from exploration and production doubled over the previous year.

     People's Energy Corporation enjoyed a good return for the first half of 1997 as the stock price appreciated 10.5%, rising from $33.88 to $37.44. Cold weather in the Chicago area increased gas usage and revenue and earnings rose. The company also increased its dividend.

     For a report on the fixed-income section of the Balanced Portfolio, see the next section on the Fixed-Income Portfolio. The bond portion of the Balanced Portfolio is managed the same way as the Fixed-Income Portfolio.

                             FIXED-INCOME PORTFOLIO

     As of June 30, 1997, the net asset value per share (NAV) of the Fixed-Income Portfolio was $15.39. Taking into account dividends paid, total return for the six months ending June 30 was 3.11%. This compares to a return of 2.74% for the Lehman Government/Corporate Bond Index and 2.68% for the average A-rated bond fund according to Lipper Analytical Services. So we beat both the index and the average A-rated bond fund. For the six month period, we placed 28th out of the 123 A-rated bond funds followed by Lipper.

     For the twelve months ending June 30, the Fixed-Income Portfolio had a total return of 8.24% compared to 7.75% for the Lehman index and 7.69% for the average A-rated bond fund. So we beat the index and the average fund for the one-year period as well.

     Below is a table summarizing average annual total returns for the one and three-year periods and for the life of the Portfolio.

          --------------------------------------------------------------
                                             Average Annual
          Fixed-Income Portfolio              Total Return
          --------------------------------------------------------------
          One Year                                8.24%
          Three Years                             9.55%
          Since Inception 9/1/92                  6.96%
          --------------------------------------------------------------

          Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.



ANALYSIS
     Not only did the Portfolio beat the average A-rated bond fund, but we also beat the Lehman Government/ Corporate Bond Index which is a measure of return for bonds. However, the Lehman index doesn't include expenses that a mutual fund must pay. In our case, the expense ratio of 0.83% is relatively high for a bond fund because our assets are only about $9 million. (As assets increase, the expense ratio should come down so tell your friends about the Fixed-Income Portfolio.) We beat the Lehman index even with a handicap of 0.83%.

     There are two main reasons we were able to do this. First, we purchased new bonds with a maturity around ten years rather than longer-term bonds. With yields increasing slightly over the six-month period, longer bonds dropped more in price than shorter bonds. (The yield of the 30-year Treasury bond went from 6.64% on 12-31-96 to 6.78% on 6-30-97.)

     A second reason for our outperformance was timely investment of new cash proceeds. We bought bonds right after sharp increases in interest rates. This meant that we bought the bonds at a lower price and our yield was slightly higher.

     For example, Federal Reserve Chairman Alan Greenspan and the Board increased the federal funds rate by one quarter of one percent in March and this caused interest rates in general to increase. This was an opportune time to buy bonds.

     During the first six months of the year, interest rates moved up and down quite a bit. Each time that it appeared that the economy was growing strongly, interest rates would shoot up because of fears that the Federal Reserve would tighten. We took advantage of some of these spikes to buy new bonds.

     We'll follow the same strategy during the second half of the year. Interest rates are coming down now since there is no sign of inflation. If they keep coming down, we'll use this opportunity to sell some of our longer maturity bonds that remain and invest the proceeds in bonds with 10-year maturities. This will give us pretty good yields and will also protect us better from any sharp interest rate surges. We'll lose a little in yield, but the increased safety should compensate for that.




JOAN SHAPIRO
     Joan Shapiro, an original investor with the Parnassus Fund and a Trustee of the Parnassus Income Fund, has retired after 20 years with the South Shore Bank in Chicago. As many of you know, South Shore is the nation's most prominent development bank, having gone into depressed areas of Chicago and pioneered community economic development. Joan joined South Shore in 1976 and became Director of Development Deposits in 1982 where she increased assets from $20 million to $150 million. Prior to her retirement, she served as Executive Vice President with responsibilities for marketing, communications, press relations and raising capital.

     In addition to service as a Parnassus Trustee, Joan was a founding board member of the Social Investment Forum and served as President for two years. She has made significant contributions to Parnassus and to the social investment movement. Joan is a very youthful retiree so I'm sure we'll be hearing more from her before too long. I hope all of you will join me in wishing her well in whatever her next venture may be.



   Yours truly,

   Jerome L. Dodson

   President

                         CALIFORNIA TAX-EXEMPT PORTFOLIO


                                                                  July 28, 1997



Dear Shareholder:

     As of June 30, 1997, the net asset value (NAV) of the California Tax-Exempt Portfolio was $16.13. Including dividend reinvestment, the total return for the Portfolio for the first half of 1997 was 3.20%. For the same period, the Lehman Municipal Bond Index posted a 3.20% return and the average California municipal bond fund gained 2.82%. Our first half performance placed us 20th out of the 109 funds followed by Lipper Analytical Services.

     The table below gives performance comparisons for the last twelve months, the last three years and since the Portfolio's inception.


   -------------------------------------------------------------------------
                         California Tax-Exempt  Lipper California Municipal
                               Portfolio           Bond Fund Average
   -------------------------------------------------------------------------
      One Year                   8.73%                 8.07%
      Three Years                8.18%                 7.35%
      Life of the Fund           6.90%                 6.37%
   -------------------------------------------------------------------------

      Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


     As you can see, the Portfolio continues to outperform the average California municipal bond fund by a substantial margin. For the three years ending June 30, 1997, our performance ranked 12th of 72 California municipal bond funds followed by Lipper. I'm pleased to report that Mutual Funds magazine awarded our Portfolio five stars out of five possible stars meaning that our portfolio was among the top 20% of its peers for risk-adjusted return.

     For June 1997, our 30-day yield was 4.66%. For the first six months of 1997, our average 30-day yield was 4.79%. A single individual with taxable income between $25,484 and $32,207 would have to yield 7.24% on a taxable investment to equal the Portfolio's year-to-date average 30-day yield after taxes.


ANALYSIS
     While California's economic recovery and continued low inflation ultimately resulted in good performance for your Portfolio in the first half, the Portfolio and the bond market had a downturn in March and April. In March, the Federal Reserve Board raised the federal funds rate 1/4 of a percent. At the time, first quarter economic growth looked very strong, and Federal Reserve Chairman Alan Greenspan wanted to stifle any inflation that robust growth might cause. Some weeks later, the government reported first quarter economic growth at 5.8%, the highest growth rate since this portfolio's inception in September 1992.

     Because bond prices fall when interest rates rise, the bond market traded down for several weeks after the Fed rate increase. Fortunately, the bond market has since recovered. Second quarter growth looks like it will be much more subdued than the first quarter and inflation remains very low. As measured by the Consumer Price Index, May's annual inflation rate of 2.2% was the lowest in over ten years.

     Thanks to the State's economic rebound, California's municipal bonds continued to outperform the nationwide municipal market in the first six months of 1997. A stronger economy improves California's credit quality.

     Our ongoing strategy of concentrating our bond maturities at 15 years continues to help our performance. During the last six months, the yield curve "flattened" slightly, meaning that yields on longer bonds decreased about 10 basis points while the yields on shorter bonds increased by around 8 basis points. By holding more longer bonds that went up in price and less shorter maturity bonds that decreased in price, we once again outperformed the average California municipal bond fund.

     While these variations in relative price performance make interesting discussion, the impact of income on performance is typically greater than price changes. Income is the most important component of total return for a portfolio like ours. Price changes can add to or reduce total return, but over the long haul and in most years, income will account for most of our total return. For our Portfolio, first half bond price increases added 0.62% to our total return while income added 2.58%. Together, price change and income resulted in our first half total return of 3.20%. For the life of the fund, the cumulative total return (not annualized) has been 38.05%. Price change accounted for 1/5 of that total return, while income provided a far more significant 4/5 of our total return.


NEW HOLDINGS
     In November 1996, Measure I was presented to Oakland voters for approval. Measure I proposed bonds funding $45.42 million of repairs, construction, acquisitions and improvements to City libraries, museums and other cultural and recreational facilities. Oakland voters resoundingly approved Measure I with 77.6% voting for the Measure. (As a resident of Oakland, I'm proud to say my vote was part of that majority.) In March 1997, these bonds were offered for sale and the Portfolio purchased $300,000 of them.

     Libraries, museums and recreation facilities are vital educational and cultural resources. Sadly, in these times of tight budgets, these resources often get cut. Our Portfolio will continue to support projects that improve the environment, education and housing in California. Thank you for investing with us.



   Yours truly,

   David Pogran

   Portfolio Manager


BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 1997 (UNAUDITED)

                                                Percent of
     Shares    Common Stocks                    Net Assets       Market Value
-----------------------------------------------------------------------------
               DIVERSIFIED SERVICE
               AND SUPPLY
    40,000     Chemed Corporation                   4.4%        $  1,497,500
                                                                ------------
               ELECTRIC UTILITIES
    30,000     CILCORP                                             1,235,625
    12,000     Ipalco Enterprises                                    375,000
    50,000     LG & E  Energy Corporation                          1,103,125
    85,000     Washington Water Power                              1,668,125
                                                                ------------
               Total                               12.8%           4,381,875
                                                                ------------
               FOOD - PROCESSING
    25,000     Heinz (H.J)                          3.4%           1,153,125
                                                                ------------
               NATURAL GAS
    35,000     Black Hills Corporation                               997,500
    45,000     Brooklyn Union Gas                                  1,288,125
    55,000     Energen Corporation                                 1,852,812
    30,000     Equitable Resources                                   851,250
    55,000     ONEOK                                               1,770,313
    40,000     People's Energy                                     1,497,500
    45,000     UGI Corporation                                       995,625
    10,000     Wicor, Inc.                                           389,375
                                                                ------------
               Total                               28.2%           9,642,500
                                                                ------------
               PETROLEUM REFINING
               & MARKETING
    70,000     Sun Company                          6.3%           2,170,000
                                                                ------------
               PRINTING
    45,000     Deluxe Corporation                                  1,535,625
    30,000     John H. Harland Company                               684,375
                                                                ------------
               Total                                6.5%           2,220,000
                                                                ------------
               RESTAURANT
     60,000    Luby's Cafeterias, Inc.              3.5%           1,196,250
                                                                ------------
               RETAIL
     12,000    J.C.  Penney Company, Inc.           1.8%             626,250
                                                                ------------

               TOTAL COMMON STOCKS                 66.9%        $ 22,887,500
                                                                ------------

Principal                                       Percent of
  Amount       Corporate Bonds                  Net Assets       Market Value
-----------------------------------------------------------------------------
               AIR TRANSPORT
 $ 330,000     Delta Airlines
               9.750%, due 05/15/21                              $   395,660
    27,733     Delta Airlines
               8.540%, due 01/02/07                                   29,344
    21,648     Delta Airlines
               8.540%, due 01/02/07                                   22,911
   100,000     Delta Airlines
               10.375%, due 02/01/11                                 123,006
    40,000     Delta Airlines
               9.250%, due 03/15/22                                   45,890
   150,000     Federal Express
               9.650%, due 06/15/12                                  178,305
    20,000     Southwest Airlines
               7.875%, due 09/01/07                                   21,100
                                                                ------------
               Total                                2.4%             816,216
                                                                ------------
               COMPUTERS
   350,000     Digital Equipment
               Corporation
               7.750%, due 04/01/23                 0.9%             310,296
                                                                ------------
               FOOD-PROCESSING
   650,000     Quaker Oats Company
               9.280%, due 12/08/09                 2.2%             762,541
                                                                ------------
               HOME APPLIANCES
   122,000     Whirlpool
               9.100%, due 02/01/08                 0.4%             139,102
                                                                ------------
               INSURANCE
   950,000     Aetna Life and Casualty
               6.750%, due 09/15/13                 2.6%             885,761
                                                                ------------
               PUBLISHING
   220,000     Knight-Ridder
               9.875%, due 04/15/09                 0.8%             268,864
                                                                ------------
               RETAIL
   605,000     Dayton Hudson
               9.625%, due 02/01/08                                  708,146
    25,000     Dayton Hudson
               8.500%, due 12/01/22                                   25,915
   114,000     Dayton Hudson
               7.875%, due 06/15/23                                  111,287
   550,000     J.C. Penney Company, Inc.
               7.125%, due 11/15/23                                  518,865
   350,000     Reebok International
               6.750%, due 09/15/05                                  335,237
                                                                ------------
               Total                                5.0%           1,699,450
                                                                ------------
               TELECOMMUNICATIONS
   350,000     U.S. West Capital Funding
               6.350%, due 02/06/08                 0.9%             324,436
                                                                ------------
               TOTAL CORPORATE BONDS               15.2%         $ 5,206,666
                                                                ------------


  Principal    U.S. Government                  Percent of
   Amount      Agency Bonds                     Net Assets       Market Value
-----------------------------------------------------------------------------
$  200,000     Federal Farm Credit Bank
               5.810%, due 11/10/03                              $   191,828
   300,000     Federal Home Loan Bank
               5.850%, due 12/15/03                                  288,159
 1,000,000     Federal Home Loan Bank
               6.840%, due 05/01/06                                1,009,380
   150,000     Federal Home Loan Bank
               8.170%, due 12/16/04                                  163,278
 1,000,000     Federal Home Loan
               Mortgage Corporation
               5.825%, due 02/06/06                                  943,770
 1,150,000     Federal National
               Mortgage Association
               6.770%, due 09/01/05                                1,156,980
   500,000     Federal National
               Mortgage Association
               6.140%, due 11/25/05                                  482,745
 1,000,000     Federal National
               Mortgage Association
               5.800%, due 02/22/06                                  941,940
                                                                ------------
               TOTAL U.S. GOVERNMENT
               AGENCY BONDS                        15.1%         $ 5,178,080
                                                                ------------

  Principal    Community                        Percent of
   Amount      Development Loans                Net Assets      Market Value
----------------------------------------------------------------------------
$  100,000     Boston Community
               Loan Fund                                        $    100,000
   100,000     Institute for Community
               Economics Loan Fund                                   100,000
   100,000     Low Income Housing
               Fund                                                  100,000
                                                                ------------
               TOTAL COMMUNITY
               DEVELOPMENT LOANS                    0.9%        $    300,000
                                                                ------------

               TOTAL INVESTMENT IN SECURITIES
               (Cost $31,261,257)                  98.1%        $ 33,572,246
                                                                ------------



                                               Percent of
    Short-Term Investments                     Net Assets       Market Value
    ------------------------------------------------------------------------
    Union Bank of California
    Money Market Fund,
    variable rate - 4.780%                                      $    403,303
    Goldman Sachs
    Government Portfolio - 5.050%                                      1,681
    Goldman Sachs
    Treasury Portfolio - 5.050%                                        1,722
    Wainwright Bank & Trust Co.
    5.400%                                                           100,000
                                                                ------------
    TOTAL SHORT-TERM
    INVESTMENTS                                      1.5%       $    506,706
                                                                ------------
    TOTAL INVESTMENTS                               99.6%         34,078,952

    OTHER ASSETS AND
    LIABILITIES - NET                                0.4%            123,125
                                                   ------       ------------
    TOTAL NET ASSETS                               100.0%       $ 34,202,077
                                                   ======       ============

    *The accompanying notes are an integral part of these financial statements.

BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
Investments in securities, at market value
   (identified cost $31,261,257) (Note 1)                       $ 33,572,246
Temporary investments in short-term securities
   (at cost, which approximates market)                              506,706
Receivables:
   Dividends and interest                                            263,873
   Capital shares sold                                                27,321
Other assets                                                          13,581
                                                                ------------
     Total assets                                                 34,383,727
                                                                ------------
Liabilities:
Accounts payable and accrued expenses                                181,650
                                                                ------------
     Total liabilities                                               181,650
                                                                ------------
     Net Assets (equivalent to $19.18
       per share based on 1,782,859.317
       shares of capital stock outstanding)                     $ 34,202,077
                                                                ============
Net assets consist of:
Distributions in excess of net investment income                $       (810)
Unrealized appreciation on investments                             2,310,989
Undistributed net realized gain                                      323,703
Capital paid-in                                                   31,568,195
                                                                ------------
       Total Net Assets                                         $ 34,202,077
                                                                ============
Computation of net asset value and
   offering price per share:
Net asset value and offering price per share
   ($34,202,077 divided by 1,782,859.317 shares)                $     19.18
                                                                ===========

*The accompanying notes are an integral part of these financial statements.


BALANCED PORTFOLIO

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
Dividends                                                       $    526,966
Interest                                                             384,395
                                                                ------------
   Total investment income                                           911,361
                                                                ------------
Expenses:
Investment advisory fees (Note 5)                                    125,720
Transfer agent fees (Note 5)                                          45,080
Fund administration expense (Note 5)                                  17,521
Reports to shareholders                                               12,744
Registration fees and expenses                                         9,273
Professional fees                                                      6,264
Custody fees                                                           5,653
Trustee fees and expenses                                              2,338
Other expenses                                                         5,449
                                                                ------------
   Subtotal of expenses before fee waiver                            230,042
Fees waived by Parnassus Investments (Note 5)                        (58,730)
                                                                ------------
   Total expenses                                                    171,312
                                                                ------------
     Net Investment Income                                           740,049
                                                                ------------
Realized and Unrealized Gain on Investments:
Realized gain from security transactions:
   Proceeds from sales                                             6,028,624
   Cost of securities sold                                        (5,713,706)
                                                                ------------
     Net realized gain                                               314,918
                                                                ------------
Unrealized appreciation of investments:
   Beginning of year                                               1,485,451
   End of period June 30, 1997                                     2,310,989
                                                                ------------
     Unrealized appreciation during the year                         825,538
                                                                ------------
Net Realized and Unrealized Gain on Investments                    1,140,456
                                                                ------------
Net Increase in Net Assets Resulting from Operations            $  1,880,505
                                                                ============

*The accompanying notes are an integral part of these financial statements.


BALANCED PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

                                              June 30, 1997              1996
                                              -------------      ------------
From Operations:
Net investment income                         $    740,049       $  1,396,812
Net realized gain from
   security transactions                           314,918          2,473,597
Net unrealized appreciation
   (depreciation) during the period                825,538         (1,711,490)
                                              -------------      ------------
Increase in net assets
   resulting from operations                     1,880,505          2,158,919

Dividends to shareholders:
   From net investment income                     (737,413)        (1,384,215)
   From realized capital gains                           0         (2,469,121)

Increase (Decrease) in
   Net Assets from Capital
   Share Transactions                             (302,821)         8,276,966
                                              -------------      ------------
     INCREASE IN NET ASSETS                        840,271          6,582,549

Net Assets:
Beginning of period                             33,361,806         26,779,257
                                              -------------      ------------
End of period
   (including distributions in
   excess of net investment
   income of $810 in 1997
   and $3,447 in 1996)                        $ 34,202,077       $ 33,361,806
                                              ============       ============

*The accompanying notes are an integral part of these financial statements.


FIXED-INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 1997 (UNAUDITED)

  Principal                                     Percent of
   Amount      Corporate Bonds                  Net Assets      Market Value
----------------------------------------------------------------------------
               AIR TRANSPORT
$    71,000    Delta Airlines
               Debentures, 10.375%,
               due 02/01/11                                      $    87,334
     40,000    Delta Airlines
               Debentures, 9.250%,
               due 03/15/22                                           45,890
    174,000    Delta Airlines
               Debentures, 9.750%,
               due 05/15/21                                          208,621
     60,665    Delta Airlines
               Notes 8.540%,
               due 01/02/07                                           64,190
    147,000    Federal Express
               Debentures, 9.650%,
               due 06/15/12                                          174,739
     20,000    Federal Express
               Senior Notes, 10.000%,
               due 04/15/99                                           21,195
                                                                ------------
               Total                                7.0%             601,969
                                                                ------------
               COMPUTERS
     25,000    Digital Equipment
               Corporation
               Notes, 7.125%,
               due 10/15/02                                           24,011
    130,000    Digital Equipment
               Corporation
               Notes, 8.625%,
               due 11/01/12                                          128,883
    178,000    Digital Equipment
               Corporation
               Notes, 7.750%,
               due 04/01/23                                          157,808
                                                                ------------
               Total                                3.6%             310,702
                                                                ------------
               ELECTRONICS
    400,000    Polaroid Corporation
               Notes, 7.250%,
               due 01/15/07                         4.6%             399,876
                                                                ------------
               FINANCIAL SERVICES
    300,000    BankAmerica Corporation
               Notes, 7.125%,
               due 03/01/09                         3.5%             296,949
                                                                ------------
               FOOD-PROCESSING
    350,000    Quaker Oats Company
               Notes, 9.280%,
               due 12/08/09                         4.8%             410,599
                                                                ------------
               HOME APPLIANCES
    300,000    Whirlpool
               Debentures, 9.100%,
               due 02/01/08                         4.0%             342,054
                                                                ------------
               INSURANCE
    350,000    Aetna Life and Casualty
               Notes, 6.750%,
               due 09/15/13                                          326,333
     31,000    Aetna Life and Casualty
               Notes, 8.000%,
               due 01/15/16                                           30,121
    150,000    Cigna Corporation
               Notes, 7.400%,
               due 05/17/07                                          151,504
                                                                ------------
               Total                                5.9%             507,958
                                                                ------------
               PUBLISHING
     80,000    Knight-Ridder
               Notes, 9.875%,
               due 04/15/09                         1.1%              97,769
                                                                ------------
               RETAIL
     12,000    Dayton Hudson
               Debentures, 9.250%,
               due 11/15/16                                           12,263
     90,000    Dayton Hudson
               Debentures, 9.625%,
               due 02/01/08                                          105,344
    100,000    Dayton Hudson
               Notes, 7.875%,
               due 06/15/23                                           97,620
     65,000    Dayton Hudson
               Notes, 8.500%,
               due 12/01/22                                           67,380
    325,000    J.C. Penney Company, Inc.
               Debentures, 7.125%,
               due 11/15/23                                          306,602
    200,000    The Limited
               Notes, 7.500%,
               due 03/15/23                                          180,442
    350,000    Reebok International
               Debentures, 6.750%,
               due 09/15/05                                          335,237
                                                                ------------
               Total                               12.8%           1,104,888
                                                                ------------
               TELECOMMUNICATIONS
    350,000    U.S. West Capital Funding
               Notes, 6.350%,
               due 02/06/08                         3.8%             324,436
                                                                ------------
               TOTAL CORPORATE BONDS               51.1%        $  4,397,200
                                                                ------------

  Principal    U.S. Government                  Percent of
     Amount    Agency Securities                Net Assets      Market Value
----------------------------------------------------------------------------
$   400,000    Federal Home Loan
               Mortgage Corporation
               CMO 1530-N
               7.000%, due 06/15/23                              $   386,492
    500,000    Federal Home Loan Bank
               6.840%, due 05/01/06                                  504,690
    500,000    Federal Home Loan
               Mortgage Corp.
               6.400%, due 12/13/06                                  489,575
    300,000    Federal National
               Mortgage Association
               6.720%, due 08/01/05                                  300,909
    850,000    Federal National
               Mortgage Association
               6.770%, due 09/01/05                                  855,160
    500,000    Federal National
               Mortgage Association
               6.140%, due 11/25/05                                  482,745
    500,000    Federal National
               Mortgage Association
               5.800%, due 02/22/06                                  470,970
    450,000    Federal National
               Mortgage Association
               7.350%, due 03/28/05                                  468,288
                                                                ------------
               TOTAL U.S. GOVERNMENT
               AGENCY SECURITIES                   46.1%        $  3,958,829
                                                                ------------

               TOTAL INVESTMENTS IN SECURITIES
               (Cost $8,270,391)                   97.2%        $  8,356,029
                                                                ------------

                                                Percent of
               Short-Term Investments           Net Assets       Market Value
-----------------------------------------------------------------------------
               Union Bank of California
               Money Market Fund,
               variable rate - 4.780%                           $     97,136
               Goldman Sachs
               Government Portfolio -
               5.050%                                                  5,603
               Goldman Sachs
               Treasury Portfolio -
               5.050%                                                  3,455
                                                                ------------
               TOTAL SHORT-TERM
               INVESTMENTS                          1.2%        $    106,194
                                                                ------------
               TOTAL INVESTMENTS                   98.4%           8,462,223

               OTHER ASSETS AND
               LIABILITIES - NET                    1.6%             140,946
                                                  ------        ------------
               TOTAL NET ASSETS                   100.0%        $  8,603,169
                                                  ======        ============

*The accompanying notes are an integral part of these financial statements.


FIXED-INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
Assets:
Investments in securities, at market value
   (identified cost $8,270,391) (Note 1)                         $ 8,356,029
Temporary investments in short-term securities
   (at cost, which approximates market)                              106,194
Receivables:
   Interest                                                          152,456
Other assets                                                           5,705
                                                                ------------
     Total assets                                                  8,620,384
                                                                ------------
Liabilities:
Accounts payable and accrued expenses                                 17,215
                                                                ------------
     Total liabilities                                                17,215
                                                                ------------
     NET ASSETS (equivalent to $15.39
      per share based on 558,842.800
      shares of capital stock outstanding)                      $  8,603,169
                                                                ============
Net assets consist of:
Undistributed net investment income                             $      2,347
Unrealized appreciation on investments                                85,638
Accumulated net realized loss                                        (66,711)
Capital paid-in                                                    8,581,895
                                                                ------------
       Total Net Assets                                          $ 8,603,169
                                                                ============
Computation of net asset value and
   offering price per share:
Net asset value and offering price per share
   ($8,603,169 divided by 558,842.800 shares)                   $     15.39
                                                                ===========

*The accompanying notes are an integral part of these financial statements.

FIXED-INCOME PORTFOLIO

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
Investment Income:
Interest                                                         $   312,390
                                                                ------------
   Total investment income                                           312,390
                                                                ------------
Expenses:
Investment advisory fees (Note 5)                                     20,917
Transfer agent fees (Note 5)                                          11,857
Fund administration expense (Note 5)                                   4,412
Reports to shareholders                                                3,620
Registration fees and expenses                                         6,942
Professional fees                                                      2,216
Custody fees                                                             347
Trustee fees and expenses                                                597
Other expenses                                                         2,494
                                                                ------------
   Subtotal of expenses before fee waiver                             53,402
Fees waived by Parnassus Investments (Note 5)                        (18,812)
                                                                ------------
   Total expenses                                                     34,590
                                                                ------------
     Net Investment Income                                           277,800
                                                                ------------
Realized and Unrealized Gain (Loss) on Investments:
Realized loss from security transactions:
   Proceeds from sales                                                 3,674
   Cost of securities sold                                            (3,665)
                                                                ------------
     Net realized gain                                                     9
                                                                ------------
Unrealized appreciation (depreciation) of investments:
   Beginning of year                                                 100,680
   End of period June 30, 1997                                        85,638
                                                                ------------
     Unrealized depreciation during the year                         (15,042)
                                                                ------------
Net Realized and Unrealized Loss on Investments                      (15,033)
                                                                ------------
Net Increase in Net Assets Resulting from Operations             $   262,767
                                                                ============

*The accompanying notes are an integral part of these financial statements.


FIXED-INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996


                                              June 30, 1997             1996
                                              -------------      -----------
From Operations:
Net investment income                         $     277,800      $   430,512
Net realized gain
   from security transactions                             9            2,712
Net unrealized appreciation
   (depreciation) during the period                 (15,042)         (92,885)
                                              -------------      -----------
Increase in net assets
   derived from operations                          262,767          340,339

Dividends to shareholders:
   From net investment income                      (278,410)        (424,348)

Increase in Net Assets from
   Capital Share Transactions                       235,117        1,883,135
                                              -------------      -----------

     INCREASE IN NET ASSETS                         219,474        1,799,126

Net Assets:
Beginning of period                               8,383,695        6,584,569
                                              -------------      -----------
End of period
   (including undistributed
   net investment income of
   $2,347 in 1997 and
   $2,958 in 1996)                            $   8,603,169      $ 8,383,695
                                              =============      ===========

*The accompanying notes are an integral part of these financial statements.


CALIFORNIA TAX-EXEMPT PORTFOLIO

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 1997 (UNAUDITED)

  Principal                                     Percent of
   Amount      Municipal Bonds                  Net Assets       Market Value
-----------------------------------------------------------------------------
               EDUCATION
$   50,000     State of California
               6.000%, due 01/01/21                              $    51,398
   170,000     State of California
               6.125%, due 10/01/11                                  187,211
   250,000     California Education
               Facilities - California
               Institute of Technology
               6.000%, due 01/01/21                                  252,792
   105,000     California Public Works -
               University of California
               at San Diego Facilities
               7.375%, due 04/01/06                                  116,175
   100,000     California Public Works -
               Community College Projects
               5.500%, due 12/01/06                                  104,515
   130,000     California Public Works -
               University of California
               5.400%, due 06/01/08                                  133,998
   175,000     California Public Works -
               California State University
               6.200%, due 10/01/08                                  188,962
   300,000     Folsom School District
               5.650%, due 08/11/11                                  311,610
   100,000     Franklin-McKinsey
               School District
               5.600%, due 07/01/07                                  105,015
   100,000     Kern High School District
               5.600%, due 08/01/13                                  103,842
   100,000     Los Angeles Municipal
               Improvement -
               Central Library Projects
               5.200%, due 06/01/07                                  101,330
   250,000     Murrieta Valley Unified
               School District
               5.500%, due 09/01/10                                  256,402
   100,000     Natomas Unified
               School District
               5.750%, due 09/01/13                                  103,044
   300,000     Oakland General
               Obligation
               5.500%, due 12/15/11                                  308,601
   110,000     Pasadena Recreational/
               Library Improvements
               5.750%, due 01/01/13                                  110,384
   130,000     Pomona Unified
               School District
               5.500%, due 08/01/11                                  135,108
   130,000     San Francisco Unified
               School District
               6.200%, due 06/15/11                                  138,897
   110,000     Santa Monica Unified
               School District
               5.400%, due 08/01/11                                  111,113
                                                                ------------
               Total                               45.2%           2,820,397
                                                                ------------
               HEALTH CARE
     60,000    California Health
               Facilities-Feedback
               Foundation
               6.500%, due 12/01/22                 1.0%              64,093
                                                                ------------
               PUBLIC
               TRANSPORTATION
    200,000    Los Angeles County
               Transportation
               Commission
               6.250%, due 07/01/16                                  200,014
     70,000    City of Sacramento -
               Light Rail
               6.000%, due 07/01/12                                   71,823
    110,000    San Diego
               Mass Transit Authority
               5.000%, due 06/01/07                                  111,612
   125,000     San Francisco
               Bay Area Rapid Transit
               5.650%, due 07/01/10                                  129,021
                                                                ------------
               Total                                8.2%             512,470
                                                                ------------
               HOUSING
    205,000    Belmont Redevelopment
               Agency
               6.400%, due 08/01/09                                  219,116
     55,000    California Housing
               Finance - Multi-Family
               6.750%, due 02/01/09                                   55,207
    100,000    Glendale Redevelopment
               Agency
               5.500%, due 12/01/12                                  101,917
     50,000    Los Angeles Community
               Redevelopment
               6.000%, due 07/01/17                                   51,598
   275,000     Pasadena Community
               Development
               6.000%, due 08/01/14                                  279,884
    175,000    San Jose Redevelopment
               Agency
               6.000%, due 08/01/15                                  189,236
   200,000     University Of California
               Housing
               5.500%, due 11/01/10                                  204,748
                                                                ------------
               Total                               17.8%           1,101,706
                                                                ------------
               INFRASTRUCTURE
               IMPROVEMENTS
     90,000    East Bay Municipal
               Utility District
               6.000%, due 06/01/20                                   92,114
   150,000     Los Angeles City
               General Obligation
               5.250%, due 09/01/11                                  150,087
   200,000     Los Angeles
               Wastewater System
               5.500%, due 06/01/12                                  203,262
    200,000    Pomona Public Financing
               Authority
               6.000%, due 10/01/06                                  216,888
    150,000    San Francisco Public
               Safety Improvement
               5.750%, due 06/15/12                                  153,528
                                                                ------------
               Total                               13.1%             815,879
                                                                ------------
               ENVIRONMENT
     80,000    Burbank Waste Disposal
               5.300%, due 05/01/09                                   81,055
     75,000    California Pollution
               Control-North County
               Recycling Center
               6.750%, due 07/01/17                                   85,289
    125,000    California Public Works -
               Energy Efficiency
               5.250%, due 05/01/08                                  127,769
    235,000    Northern California
               Geothermal Project
               5.800%, due 07/01/09                                  243,013
     50,000    East Bay Regional Park
               5.750%, due 09/01/12                                   50,802
     50,000    East Bay Regional Park
               6.300%, due 09/01/09                                   53,030
    125,000    Los Angeles City
               Public Works - Parks
               6.100%, due 10/01/09                                  134,155
     35,000    Midpeninsula Regional
               Open Space District
               6.250%, due 07/01/08                                   37,535
                                                                ------------
               Total                               13.0%             812,648
                                                                ------------
               TOTAL INVESTMENTS IN SECURITIES
               (Cost $5,873,036)                   98.3%         $ 6,127,193
                                                                ------------
               Short-Term Investments
               Highmark California
               Tax-Exempt Fund,
               variable rate - 3.730%               0.1%         $     7,489
                                                                ------------
               TOTAL INVESTMENTS                   98.4%           6,134,682

               OTHER ASSETS AND
               LIABILITIES - NET                    1.6%             102,534
                                                  ------        ------------
               TOTAL NET ASSETS                   100.0%         $ 6,237,216
                                                  ======        ============

*The accompanying notes are an integral part of these financial statements.


CALIFORNIA TAX-EXEMPT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
Investments in securities, at market value
   (identified cost $5,873,036) (Note 1)                         $ 6,127,193
Temporary investments in short-term securities
   (at cost, which approximates market)                                7,489
Receivables:
   Interest                                                          103,372
Other assets                                                           6,177
                                                                ------------
     Total assets                                                  6,244,231
                                                                ------------
Liabilities:
Accounts payable and accrued expenses                                  7,015
     Total liabilities                                                 7,015
     NET ASSETS (equivalent to $16.13
       per share based on 386,715.333
       shares of capital stock outstanding)                     $  6,237,216
                                                                ============
Net assets consist of:
Distributions in excess of
   net investment income                                        $       (147)
Unrealized appreciation on investments                               254,157
Accumulated net realized loss                                        (28,901)
Capital paid-in                                                    6,012,107
                                                                ------------
       Total Net Assets                                         $  6,237,216
                                                                ============
Computation of net asset value and
   offering price per share:
Net asset value and offering price per share
   ($6,237,216 divided by 386,715.333 shares)                   $      16.13
                                                                ============

*The accompanying notes are an integral part of these financial statements.


CALIFORNIA TAX-EXEMPT PORTFOLIO

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
Interest                                                        $    167,970
                                                                ------------
   Total investment income                                           167,970
                                                                ------------
Expenses:
Investment advisory fees (Note 5)                                     15,061
Transfer agent fees (Note 5)                                           4,149
Fund administration expense (Note 5)                                   3,067
Reports to shareholders                                                1,969
Registration fees and expenses                                           694
Professional fees                                                      1,810
Custody fees                                                             253
Trustee fees and expenses                                                404
Other expenses                                                         2,707
                                                                ------------
   Subtotal of expenses before fee waiver                             30,114
Fees waived by Parnassus Investments (Note 5)                        (10,498)
                                                                ------------
   Total expenses                                                     19,616
                                                                ------------
     Net Investment Income                                           148,354
                                                                ------------
Realized and Unrealized Gain on Investments:
Realized gain from security transactions:
   Proceeds from sales                                               128,877
   Cost of securities sold                                           124,392
                                                                ------------
     Net realized gain                                                 4,485
                                                                ------------
Unrealized appreciation of investments:
   Beginning of year                                                 208,529
   End of period June 30, 1997                                       254,157
                                                                ------------
     Unrealized appreciation during the year                          45,628
                                                                ------------
Net Realized and Unrealized Gain on Investments                       50,113
                                                                ------------
Net Increase in Net Assets Resulting from Operations            $    198,467
                                                                ============

*The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-EXEMPT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

                                              June 30, 1997             1996
                                              -------------      -----------
From Operations:
Net investment income                         $     148,354      $   259,435
Net realized gain from
   security transactions                              4,485                0
Net unrealized appreciation
   during the period                                 45,628            5,632
                                              -------------      -----------
Increase in net assets
   derived from operations                          198,467          265,067

Dividends to shareholders:
   From net investment income                      (148,481)        (256,479)

Increase in Net Assets from
   Capital Share Transactions                       352,189        1,343,304
                                              -------------      -----------
     INCREASE IN NET ASSETS                         402,175        1,351,892

Net Assets:
Beginning of period                               5,835,041        4,483,149
                                              -------------      -----------
End of period
   (including distributions in
   excess of net investment
   income of $147 in 1997
   and $20 in 1996)                           $   6,237,216      $ 5,835,041
                                              =============      ===========

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Parnassus Income Fund (the Fund), organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate portfolios, each offering separate shares. The Fund began operations on June 1, 1992. The following is a summary of significant accounting policies of the fund.

     Securities valuation: The Fund's investments are valued each business day by independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined by the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal income taxes: The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to shareholders; therefore, no federal income tax provision is required.

     Security transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.

     Dividends to shareholders: Distributions to shareholders are recorded on the record date. The Balanced Portfolio pays income dividends quarterly and capital gain dividends once a year, generally in December. The Fixed-Income and California Tax-Exempt Portfolios pay income dividends monthly and capital gain dividends annually.

     Investment income and expenses: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Dividends To Shareholders


     Balanced Portfolio

     The Portfolio declared the following dividends during the six months ended June 30, 1997.

     Dividend per share:     $0.205     $0.210

     Record date:            3/28/97    6/27/97

     Ex-dividend date:       3/31/97    6/30/97

     Payment date:           3/31/97    6/30/97

     Fixed-Income Portfolio

     The Portfolio declared the following dividends during the six months ended June 30, 1997.

     Dividend per share:     $0.077     $0.085     $0.085     $0.100     $0.078     $0.083

     Record date:            1/30/97    2/27/97    3/28/97    4/29/97    5/29/97    6/27/97

     Ex-dividend date:       1/31/97    2/28/97    3/31/97    4/30/97    5/30/97    6/30/97

     Payment date:           1/31/97    2/28/97    3/31/97    4/30/97    5/30/97    6/30/97

     California Tax-Exempt Portfolio

     The Portfolio declared the following dividends during the six months ended June 30, 1997.

     Dividend per share:     $0.066     $0.070     $0.063     $0.069     $0.063     $0.064

     Record date:            1/30/97    2/27/97    3/28/97    4/29/97    5/29/97    6/27/97

     Ex-dividend date:       1/31/97    2/28/97    3/31/97    4/30/97    5/30/97    6/30/97

     Payment date:           1/31/97    2/28/97    3/31/97    4/30/97    5/30/97    6/30/97

3.   Capital Stock

     Balanced Portfolio: As of June 30, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $31,586,195. Transactions in capital stock (shares) were as follows:


                                                                SIX MONTHS ENDED                      YEAR ENDED
                                                                  JUNE 30, 1997                          1996
                                                       ---------------------------------------------------------
                                                        Shares            Amount         Shares          Amount
                                                       ---------------------------------------------------------

     Shares sold                                       128,514      $  2,387,158        485,421      $ 9,526,654

     Shares issued through dividend reinvestment        36,070           671,249        190,947        3,587,500

     Shares repurchased                               (179,611)       (3,361,228)      (246,116)      (4,837,188)
                                                      ---------     -------------      ---------     ------------
     NET INCREASE                                      (15,027)     $   (302,821)       430,252      $ 8,276,966
                                                      =========     =============      =========     ============

     Fixed-Income Portfolio: As of June 30, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $8,581,895. Transactions in capital stock (shares) were as follows:


                                                                Six Months Ended                      Year Ended
                                                                 June 30, 1997                            1996
                                                       ---------------------------------------------------------
                                                        Shares            Amount         Shares          Amount
                                                       ---------------------------------------------------------
     Shares sold                                        57,492     $     872,842        221,021      $ 3,333,554

     Shares issued through dividend reinvestment        12,327           187,891         19,702          300,611

     Shares repurchased                                (54,217)         (825,616)      (115,949)      (1,751,030)
                                                      ---------     -------------      ---------     ------------
     NET INCREASE                                       15,602     $     235,117        124,774      $ 1,883,135
                                                      =========     =============      =========     ============



     California Tax-Exempt Portfolio: As of June 30, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $6,012,107. Transactions in capital stock (shares) were as follows:


                                                                SIX MONTHS ENDED                      YEAR ENDED
                                                                 JUNE 30, 1997                           1996
                                                       ---------------------------------------------------------
                                                        Shares            Amount         Shares          Amount
                                                       ---------------------------------------------------------
     Shares sold                                        53,476     $     849,621         95,909       $1,509,468

     Shares issued through dividend reinvestment         6,833           109,071         12,131          191,716

     Shares repurchased                                (37,914)         (606,503)       (22,783)        (357,880)
                                                       ---------     -------------      ---------     ------------
     NET INCREASE                                       22,395       $   352,189         85,257       $1,343,304
                                                       =========     =============      =========     ============

4.   Purchases of Securities

     Balanced Portfolio: Purchases of securities for the six months ended June 30, 1997 were $5,371,340. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 1997 were the same as for financial statement purposes. Of the $2,310,989 of net unrealized appreciation at June 30, 1997, $2,817,618 related to appreciation of securities and $506,629 related to depreciation of securities.

     Fixed-Income Portfolio: Purchases of securities for the six months ended June 30, 1997 were $1,322,436. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 1997 were the same as for financial statement purposes. Of the $85,638 of net unrealized appreciation at June 30, 1997, $162,181 related to appreciation of securities and $76,543 related to depreciation of securities.

     California Tax-Exempt Portfolio: Purchases of securities for the six months ended June 30, 1997 were $599,250. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 1997 were the same as for financial statement purposes. Of the $254,157 of net unrealized appreciation at June 30, 1997, $254,586 related to appreciation of securities and $429 related to depreciation of securities.


5.   Investment Advisory Agreement and Transactions with Affiliates

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments is entitled to receive fees computed monthly, based on the Fund's average daily net assets for the month, at the following annual rates:

     Balanced Portfolio: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000.

     Fixed Income Portfolio and California Tax-Exempt Portfolio: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Balanced Portfolio and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Portfolios.

     For the Balanced Portfolio, the investment advisory fee was 0.30% for the first three months of 1997. Beginning April 1, 1997, this fee was increased to 0.50%. Parnassus Investments received net advisory fees totaling $66,990 from the Balanced Portfolio for the six months ended June 30, 1997. For the Fixed-Income Portfolio, Parnassus Investments waived the investment advisory fee for the first three months of 1997. Beginning April 1, 1997 an investment advisory fee of 0.10% was charged to the Fixed-Income Portfolio. Parnassus Investments received net advisory fees totaling $2,105 from the Fixed Income Portfolio for the six months ended June 30, 1997. For the California Tax-Exempt Portfolio, the investment advisory fee was 0.10% for the first three months of 1997. Beginning April 1, 1997, this fee was increased to 0.20%. Parnassus Investments received net advisory fees totaling $4,563 from the California Tax-Exempt Portfolio for the six months ended June 30, 1997.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $86,239 for the six months ended June 30, 1997. The transfer agent fee is $2.30 per month per account and a fund administration fee is $4,167 per month.

     Jerome L. Dodson is the President of the Fund and is the sole stockholder of Parnassus Investments.

     For the six month period ended June 30, 1997, the Fund incurred legal fees of $1,584 to Richard D. Silberman, counsel for the Fund. Mr. Silberman is also the Secretary of the Fund.



6.   Financial Highlights

     Selected data for each share of capital stock outstanding, total returns and ratios/supplemental data for the six months ended June 30, 1997 and years ended December 31, 1996, 1995, 1994, 1993 and seven month period ended December 31, 1992 are as follows:


     -------------------------------------------------------------------------------------------------------------------
                                              JUNE 30, 1997
     Balanced Portfolio                        (UNAUDITED)        1996        1995        1994          1993        1992
     -------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of period        $18.56       $19.58      $15.70      $17.46        $16.17      $   .-
                                                   ------       ------      ------      ------        ------      ------
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                         0.42         0.98        0.88        0.80          1.20        0.17
       Net realized and unrealized
          gain (loss) on securities                  0.62         0.37        3.93       (1.75)         1.36       16.15
                                                   ------       ------      ------      ------        ------      ------
            Total from investment operations         1.04         1.35        4.81       (0.95)         2.56       16.32
                                                   ------       ------      ------      ------        ------      ------
     DISTRIBUTIONS:
       Dividends from net investment income         (0.42)       (0.97)      (0.90)      (0.81)        (1.21)      (0.15)
       Distributions from net realized gain
          on securities                                .-         (1.40)     (0.03)         .-         (0.06)         .-
                                                   ------       ------      ------      ------        ------      ------
            Total distributions                     (0.42)       (2.37)      (0.93)      (0.81)        (1.27)      (0.15)
                                                   ------       ------      ------      ------        ------      ------
     Net asset value at end of period              $19.18       $18.56      $19.58      $15.70        $17.46      $16.17
                                                   ------       ------      ------      ------        ------      ------
     TOTAL RETURN*                                  5.66%        7.09%      31.13%     (5.39%)        15.91%       8.58%
     RATIOS / SUPPLEMENTAL DATA:
       Ratio of expenses to average
          net assets (actual)**                     1.02%        0.80%       0.72%       0.83%         0.81%         .-%
       Decrease reflected in the above expense
          ratios due to  undertakings by
          Parnassus Investments                     0.35%        0.60%       0.82%       0.88%         1.24%       1.14%
       Ratio of net investment income to
          average net assets                        4.40%        4.56%       4.76%       5.15%         4.94%       2.44%
       Portfolio turnover rate                     32.90%       47.80%      15.36%       6.50%        33.40%      23.54%
     Average commission per share***              $ 0.070      $ 0.069

     Net assets, end of period (000's)            $34,202      $33,362     $26,779     $17,087       $11,542      $3,241


     -------------------------------------------------------------------------------------------------------------------
                                              JUNE 30, 1997
     Fixed-Income Portfolio                    (UNAUDITED)        1996        1995        1994          1993        1992
     -------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of period        $15.43       $15.73      $13.79      $15.89        $15.33      $   .-
                                                   ------       ------      ------      ------        ------      ------
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                         0.51         0.92        0.95        1.02          1.03        0.36
       Net realized and unrealized
          gain (loss) on securities                 (0.04)       (0.31)       1.95       (2.08)         0.57       15.32
                                                   ------       ------      ------      ------        ------      ------
            Total from investment operations         0.47         0.61        2.90       (1.06)         1.60       15.68
                                                   ------       ------      ------      ------        ------      ------
     DISTRIBUTIONS:
       Dividends from net investment income         (0.51)       (0.91)      (0.96)      (1.04)        (1.03)      (0.35)
       Distributions from net realized gain
          on securities                                .-           .-          .-          .-         (0.01)         .-
                                                   ------       ------      ------      ------        ------      ------
            Total distributions                     (0.51)       (0.91)      (0.96)      (1.04)        (1.04)      (0.35)
                                                   ------       ------      ------      ------        ------      ------
     Net asset value at end of period              $15.39       $15.43      $15.73      $13.79        $15.89      $15.33
                                                   ------       ------      ------      ------        ------      ------
     TOTAL RETURN*                                  3.11%        4.08%      21.58%     (6.76%)        10.59%       2.87%
     RATIOS / SUPPLEMENTAL DATA:
       Ratio of expenses to average
          net assets (actual)**                     0.83%        0.83%       0.90%       0.81%         0.68%         .-%
       Decrease reflected in the above expense
          ratios due to undertakings by
          Parnassus Investments                     0.45%        0.50%       0.73%       0.98%         1.00%       1.18%
       Ratio of net investment income to
          average net assets                        6.64%        5.98%       6.20%       7.00%         6.43%       3.20%
       Portfolio turnover rate                        .-%        2.80%      12.10%       5.20%        10.90%      15.29%
     Net assets, end of period (000's)             $8,603       $8,384      $6,585      $4,545        $4,160      $2,093


     -------------------------------------------------------------------------------------------------------------------
                                             JUNE 30, 1997
     California Tax-Exempt Portfolio           (UNAUDITED)        1996        1995        1994          1993        1992
     -------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of period        $16.02       $16.06      $14.28      $16.10        $15.06      $   .-
                                                   ------       ------      ------      ------        ------      ------
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                         0.40         0.80        0.82        0.80          0.77        0.19
       Net realized and unrealized
          gain (loss) on securities                  0.11        (0.06)       1.78       (1.81)         1.16       15.05
                                                   ------       ------      ------      ------        ------      ------
            Total from investment operations         0.51         0.74        2.60       (1.01)         1.93       15.24
                                                   ------       ------      ------      ------        ------      ------
     DISTRIBUTIONS:
       Dividends from net investment income         (0.40)       (0.78)      (0.82)      (0.81)        (0.78)      (0.18)
       Distributions from net realized gain
          on securities                                .-           .-          .-          .-         (0.11)         .-
                                                   ------       ------      ------      ------        ------      ------
            Total distributions                     (0.40)       (0.78)      (0.82)      (0.81)        (0.89)      (0.18)
                                                   ------       ------      ------      ------        ------      ------
     Net asset value at end of period              $16.13       $16.02      $16.06      $14.28        $16.10      $15.06
                                                   ------       ------      ------      ------        ------      ------
     TOTAL RETURN*                                  3.20%        4.78%      18.60%     (6.36%)        13.03%       1.70%
     RATIOS / SUPPLEMENTAL DATA:
       Ratio of expenses to average
          net assets (actual)**                     0.65%        0.54%       0.50%       0.39%         0.48%         .-%
       Decrease reflected in the above expense
          ratios due to undertakings by
          Parnassus Investments                     0.35%        0.46%       0.69%       0.87%         0.99%       2.10%
       Ratio of net investment income to
          average net assets                        4.92%        4.96%       5.30%       5.37%         4.89%       2.10%
       Portfolio turnover rate                      2.10%          .-%      13.10%      12.00%        20.46%         .-%
     Net assets, end of period (000's)             $6,237       $5,835      $4,483      $3,902        $3,256      $1,061

    *  1992 ratios reflect returns for seven months of operation and are not annualized. June 30, 1997 ratios reflect returns for six months of operation and are not annualized.
   **  Parnassus Investments has agreed to a 1.25% limit on expenses for the Balanced Portfolio and 1% limit for the
       Fixed-Income and California Tax-Exempt Portfolios (See Note 5 for details). Certain fees were waived for the six month period ended June 30, 1997 and years ended December 31, 1996, 1995, 1994 and 1993. All expenses were waived for the seven-month period ended December 31, 1992; therefore, the actual ratio of expenses to average net assets for each portfolio was 0%.
  ***  Average commission rate is calculated for the periods beginning January 1, 1996 and applies only to portfolios with equity holdings.

THE PARNASSUS INCOME FUND
One Market-Steuart Tower #1600
San Francisco, California 94105
415-778-0200
800-999-3505
networth.quicken.com/parnassus

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

This report must be preceded or accompanied by a current prospectus.